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                                                                    Exhibit 10.2

                         PROVIDENCE SERVICE CORPORATION
                         STOCK OPTION AND INCENTIVE PLAN

     1.   PURPOSE

          The purpose of the Providence Service Corporation Stock Option and Incentive Plan (the "Plan") is to provide a means through which Providence Service Corporation (the "Company"), and its Subsidiaries may attract able persons to enter the employ of the Company and its Subsidiaries and to provide a means whereby those key employees and other individuals upon whom the responsibilities for the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries.

          A further purpose of the Plan is to provide such key employees and other individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, nonqualified Options, Stock Appreciation Rights, or any combination of the foregoing.

     2.   DEFINITIONS

          The following definitions shall be applicable throughout the Plan:

          a. "Award" means, individually or collectively, any Option or Stock Appreciation Right.

          b.   "Award Period" means a period of not less than three years.

          c.   "Board" means the Board of Directors of the Company.

          d. "Code" means the Internal Revenue Code of 1986 and any regulations issued thereunder, as the same may be amended from time to time.

          e.   "Committee" means the committee of the Board described in Section
     4.

          f.   "Company" means Providence Service Corporation.

          g. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

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          h.   "Eligible Individual" means any employee or other individual who satisfies all of the requirements of Section 6.

          i.   "Fair Market Value" means as follows:

               (i) For periods during which the Stock is not regularly traded on an established securities market, it shall be the value of a share of Stock as determined by the Board in any manner as it may deem appropriate, provided that such value shall be determined in good faith and without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (ii) For periods during which the Stock is regularly traded on an established securities market, it shall be the average of the highest price and the lowest price at which the Stock shall have been reported as sold on a generally recognized stock exchange (the "Exchange") or quoted pursuant to an inter-dealer quotation system of a national securities association registered with the United States Securities and Exchange Commission (the "Quotation System") on a specified date;

          j. "Holder" or "Grantee" means an Eligible Individual who has been granted an Award.

          k.   "Incentive Stock Option" means an Option within the meaning of
     Section 422 of the Code.

          l.   "Normal Termination" means Termination:

               (i) Of an employment relationship with the Company (or Subsidiary) at retirement pursuant to the Company (or Subsidiary) retirement plan covering the Holder,

               (ii) Of an employment relationship with the Company (or Subsidiary) for permanent and total disability, or

               (iii) Of an employment or other relationship for any other reason, other than a Termination "for cause", as determined in the sole discretion of the Committee, provided that the Committee has approved, in writing, the continuation of any Option outstanding on the date of the Holder's Termination.

          m.   "Option" means an Award granted under Section 7 of the Plan.

          n. "Plan" means the Providence Service Corporation Stock Option and Incentive Plan, as set forth herein and as the same may be amended from time to time.

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          o.   "Stock" means the class of common stock of the Company designated for participation hereunder.

          p. "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 8 of the Plan.

          q. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. A Subsidiary may participate in the Plan, provided the Board approves such participation. A Subsidiary participating in this Plan shall be deemed to have delegated to the Board all authority to amend or terminate this Plan and to appoint the Committee hereunder.

          r. "Termination" means separation from the employment or other relationship with the Company or any of its Subsidiaries for any reason other than death.

          s. "Valuation Date" the last day of the fiscal year of the Company and such other dates as the Committee shall determine in its discretion.

     3.   EFFECTIVE, DURATION AND SHAREHOLDER APPROVAL

          The Plan will become effective on the date it is approved by the shareholders of the Company holding a majority of the Company's voting stock. Awards may be made as provided herein for a period of 10 years after such date.

          The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

     4.   ADMINISTRATION

          The Committee shall administer the Plan. The Committee shall consist of at least one individual who is/are member(s) of the Board provided that, when and if Awards are to be made to officers or directors of the Company or its Subsidiaries who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), the Committee shall consist of at least two individuals who are members of the Board and who are "disinterested persons", as such term is defined in Rule 16b-3 promulgated under the 1934 Act, or any successor provision, except as may be otherwise permitted under Section 16 of the 1934 Act and the regulations and rules promulgated thereunder. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. No member of the Committee, while serving as such, shall grant Awards or rule on matters pertaining to an Award for himself or herself, with such determinations to be made by the remaining members of the Committee, if any, or another individual or individuals as appointed by the Board for such purpose. Except as otherwise provided in the Plan, the Committee shall have exclusive power, authority and discretion to:

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          a.   Select Eligible Individuals to participate in the Plan.

          b. Determine the Awards to be made to each Eligible Individuals so selected.

          c.   Determine the time or times when Awards will be made.

          d. Determine the conditions (including the performance requirements) to which the payment of Awards may be subject.

          e.   Prescribe the form or forms evidencing Awards.

          f. Establish, adopt or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan.

          g.   Make all determinations relating to the Plan.

          The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

     5.   SHARES SUBJECT TO THE PLAN

          The Committee may, from time to time, grant Awards to one or more Eligible Individuals; provided, however, that:

          a. Subject to Section 10, the aggregate number of shares of Stock made subject to Awards under this Plan may not exceed 500,000.

          b. Shares shall be deemed to have been used in payment of SARs only if such shares are actually delivered to the Holder.

          c. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award, but only if the Holder has not received any benefits of ownership from such shares prior to the time of such lapse or termination. A Holder shall not be deemed to have received benefits of ownership with respect to shares subject to an Award merely because the Holder has voting rights with respect to such shares or where dividends accumulate with respect to such shares if such dividends are forfeited by the Holder when and if the underlying shares of Stock are forfeited.

          d. Stock delivered by the Company in settlement under the Plan may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market, or Stock purchased by private purchase at prices no higher than the Fair Market Value as defined in
     Section 2(i) at the time of purchase.

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     6.   ELIGIBILITY

          Officers and key employees of the Company and its Subsidiaries and other individuals who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or one or more of its Subsidiaries shall be eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary shall be eligible to receive Incentive Stock Options hereunder. Subject to the provisions of the Plan, the Committee shall, from time to time, select from such eligible persons those to whom Awards shall be granted and determine the size or amount of each such Award.

     7.   STOCK OPTIONS

          One or more Options can be granted to any Eligible Individual. Each Option so granted shall be subject to the following conditions:

          a. Option price. The option price per share of Stock shall be set by the grant, provided that in the case of an Incentive Stock Option, the option price per share shall not be less than (i) Fair Market Value at the Date of Grant, or (ii) in the case of a Grantee owning as of the Date of Grant stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, an amount which is one hundred ten percent (110%) of the Fair Market Value of the Stock on the Date of Grant.

          b. Form of payment. Upon the exercise of all or any part of an Option, the option price shall be payable in full by check, in shares of Stock owned by the Holder to the extent permitted by law, or in any combination thereof at the election of the Holder. Payment of the option price with shares of Stock owned by the Holder shall be made by assigning and delivering such shares to the Company. The shares shall be valued at Fair Market Value on the exercise date of the Option. Except as otherwise provided by law or the terms of the Stock Option Agreement, the option price may also be paid by the Holder directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the option price. A Holder who elects to exercise all or any part of his Option by directing the Company to withhold shares subject to the exercised Option shall notify the Company in writing of his intent to do so. A Holder electing to pay the option price in such manner shall receive the number of shares of Stock determined pursuant to the following formula:

          Number      Number of Shares     Fair Market Value         Option
            of    =   as to which the  x   on Exercise Date     -    Price
          Shares      Option is to be    ----------------------------------
                         exercised                 Fair Market Value
                                                   On Exercise Date

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          c.   Other terms and conditions. If the Holder has not died or
     terminated, the Option shall become exercisable in such manner and within such period or periods, not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement upon payment in full, in any manner permitted under Section 7 (b). Except as otherwise provided in this Plan or in the applicable Stock Option Agreement, any Option may be exercised in whole or in part at any time. An Option may lapse under the following circumstances:

               (i) Prior to the Holder's Termination for any reason, the Option shall lapse ten (10) years after it is granted, unless an earlier time is set by the grant.

               (ii) If the Holder separates from his employment or other relationship other than by Normal Termination, it shall lapse at the time of Termination.

               (iii) If the Holder's Termination is a Normal Termination, it shall lapse three months after his Normal Termination.

               (iv) If the Holder dies within the option period or within three months after Normal Termination, the Option shall lapse unless it is exercised within the option period and in no event later than 15 months after the date of the Holder's death. Upon the Holder's death, any exercisable Options may be exercised by the Holder's legal representative or representatives, by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die interstate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

          d. Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, subject to the following terms and conditions.

               (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the grant.

               (ii) Every share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

               (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him.

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               (iv)  Notwithstanding any provision, in the event of a public tender for all or any portion of the Stock or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable.

          e. Individual Dollar Limitations. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by any Holder in any calendar year may not exceed $100,000.

     8.   STOCK APPRECIATION RIGHTS

          Any Option granted under the Plan may include a SAR, either at the time of grant or by amendment. SARs may also be separately granted pursuant to an Award. Such SARs shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

          a. Right to exercise. A SAR issued pursuant to an Option shall be exercisable to the extent the Option is exercisable and only with the consent of the Committee. A SAR which is not issued pursuant to an Option shall only be exercisable during the Award period specified in the Stock rights agreement. Unless otherwise provided in the Stock rights agreement, the Holder's right to exercise any outstanding SARs shall terminate upon the Holder's termination of employment with the Company and its Subsidiaries for any reason, including but not limited to, resignation, discharge, death or disability.

          b. Failure to exercise. If, on the last day of the option period or specified Award period, the Fair Market Value of the Stock exceeds the option price or SAR price determined at the time the Award is granted, and the Holder has not exercised such SAR, such right shall be deemed to have been exercised by the Holder on such last day.

          c. Payment. An exercisable SAR granted pursuant to an Option shall entitle the Holder to surrender unexercised the Option in which it is included, or any portion thereof, and to receive in exchange therefor an amount equal to the excess of the "value", as hereinafter defined, of one share of Stock over the option price per share multiplied by the number of shares subject to the Option or portion thereof which is so surrendered. Upon exercise of a SAR not issued pursuant to an Option, the Holder shall receive Stock and/or cash in an amount equal to that number of shares of Stock having an aggregate value equal to the excess of the value of one share of Stock over the SAR price specified in the Stock rights agreement multiplied by the number of SARs exercised. The Committee may, in its sole discretion, elect to have the Company settle its obligation arising out of the exercise of a SAR by the payment of cash, the delivery of shares of Stock having an aggregate value equal to the amount of the Company's obligation as determined pursuant to this Section 8(c), or partially by the payment of cash and partially

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     by the delivery of shares. The Committee shall also have the right to place such limitations and restrictions on the Company's obligation to make such cash payments or deliver shares under SARs as the Committee, in its sole discretion, deems to be in the best interest of the Company. The term "value" as applied to shares shall be Fair Market Value on the trading day next preceding the date on which the SAR is exercised. To the extent that a SAR included in an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

          d. Other limitations. Such other limitations as the Committee and/or the Stock Option Agreement or Stock rights agreement shall impose.

     9.   GENERAL

          a. Government and other regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

          b. Tax withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments and, in the case of Awards paid in Stock, the Holder may be required to pay to the Company or a Subsidiary, by check, in shares of Stock owned by the Holder to the extent permitted by law, or in any combination thereof elected by the Holder, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. Payment of taxes with shares of Stock owned by the Holder shall be made by assigning and delivering such shares to the Company. Such shares shall be valued at Fair Market Value on the business day immediately preceding the date on which such shares are assigned or delivered. Except as otherwise provided by law or the terms of the governing Award agreement, any taxes which are required to be withheld with respect to an Award paid in Stock may also be paid by the Holder directing the Company to withhold from the shares of Stock that would otherwise be issued pursuant to the Award, that number of shares having a Fair Market Value on the earlier of the date the Award is exercised or the date the Award is paid (the "Applicable Date") equal to the taxes due. A Holder who elects to pay any taxes due by directing the Company to withhold shares subject to the Award shall notify the Company in writing of his intent to do so. A Holder making such election shall receive the number of shares of Stock determined pursuant to the following formula.

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          Number        Number of         Fair Market Value       Taxes
            of    =   Shares Subject  x   on Applicable Date   -   Due
          Shares        to Award          -----------------------------
                                              Fair Market Value on
                                                 Applicable Date

          c. Claim to Awards and employment rights. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

          d. Beneficiaries. Except as otherwise provided in Section 7, dealing with Options, or in the agreement evidencing an Award, any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder and filed with the Committee provided that if the Holder is married, a designation of a person other than the Holder's spouse as his beneficiary with respect to more than 50 percent of the Holder's interest in the Award shall not be effective without the written consent of the Holder's spouse. If no such beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto under the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Committee.

          e. Nontransferability. Subject to Sections 7(d) (iii) and 9(d), a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred, provided that a person's rights and interests under the Plan may be assigned, pledged or transferred pursuant to a domestic relations order which satisfies the requirements for a "qualified domestic relations order" set forth in Section 414 (p) (1) (A) of the Internal Revenue Code.

          f. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          g. Reliance on reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made

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     by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

          h. Relationship to other benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

          i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

          j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

          k. Titles and headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the test of the Plan, rather than such titles or headings, shall control.

          l. Fractional shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or rounding down.

     10.  CHANGES IN CAPITAL STRUCTURE

          In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or stock of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

          Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Award granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Stock subject to the Award would have been entitled; but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

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          a.   Cause every Award outstanding hereunder to terminate, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding hereunder; or

          b. Give each Holder the right to exercise Options and/or other Awards prior to the occurrence of the event otherwise terminating the Options and/or other Awards over such period as the Committee, in its sole and absolute discretion, shall determine.

     11.  AMENDMENTS AND TERMINATION

          The Board may at any time terminate the Plan.

          The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan, in whole or in part, provided, however, that without further shareholder approval, the Board shall not:

          a. Increase the maximum number of shares which may be issued on exercise of Options or SARs, except as provided in Section 10;

          b.   Change the minimum option price;

          c.   Extend the maximum option term; or

          d.   Extend the termination date of the Plan.

          The Committee may cancel or reduce or otherwise alter a Holder's outstanding Awards thereunder if, in its judgment, (a) such action is necessary to comply with applicable securities laws, or (b) such action would be in the best interests of the Company provided that it obtains the written consent of the Holder.

          IN WITNESS WHEREOF, Providence Service Corporation, through approval of its shareholders, has caused this document to be executed by its duly authorized officer on is 16th day of April, l997.

                                                PROVIDENCE SERVICE CORPORATION


                                                By:   /s/ Fletcher J. McCusker
                                                     --------------------------
                                                Its:  Chief Executive Officer

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                                     FORM OF
                         PROVIDENCE SERVICE CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT

     This Option Agreement is made and entered into by and between Providence Service Corporation (hereinafter referred to as the "Company") and Richard Singleton, (hereinafter referred to as "Grantee"), as of the _____ day of __________(which date is hereinafter referred to as the "Date of Grant").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Company has adopted the Providence Service Corporation Stock Option and Incentive Plan (the "Plan") as an incentive to encourage key employees and officers of the Company to remain in its employment and to enhance the ability of the Company to attract and retain new employees and other individuals whose services are considered unusually valuable by providing an opportunity to have a proprietary interest in the success of the Company.

     WHEREAS, the Committee established pursuant to the Plan (the "Committee") believes that the granting of the Option herein described to Grantee is consistent with the stated purposes for which the Plan was adopted.

     NOW, THEREFORE, In consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Grantee agree as follows:

     1. Grant of Option. The Company hereby grants to Grantee the right and option (hereinafter referred to as the "Option") to purchase an aggregate of _________shares (such number being subject to adjustment as provided in Paragraph 10 hereof) of the Stock (as defined in the Plan) of Providence Service Corporation, on the terms and conditions herein set forth. This Option may be exercised in whole or in part and from time to time as hereinafter provided.

     2. Purchase Price. The price at which Grantee shall be entitled to purchase the Stock covered by the Option shall be $_______ per share.

     3. Term of Option. The Option hereby granted shall remain in force and effect for a period of ___________ years from the Date of Grant, through and including the normal close of business of the Company on ___________ (hereinafter referred to as the "Expiration Date"), subject to earlier termination as provided in Paragraphs 7, 8, 9, 10 and 19 hereof.

     4. Exercise of Option. The Option may be exercised by Grantee with respect to the shares specified below beginning on the dates specified below and ending on the Expiration Date as to all or any part of the shares covered hereby by delivery to the Company of written notice of exercise and payment of the purchase price as provided in Paragraphs 5 and 6. The Option shall vest and become exercisable as of the dates specified below:

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          (i)   _____________ with respect to one-third (1/3) of the shares of the Stock subject to the Option;

          (ii) _____________ with respect to one-third (1/3) of the shares of the Stock subject to the Option; and

          (iii) _____________ with respect to the remaining one-third (1/3) of the shares of Stock subject to the Option.

     The Option shall cease to be exercisable as to any share when Grantee exercises the Option and purchases the share or when the Option lapses as provided in Paragraph 3.

     In the event of a public tender for all or any portion of the Stock of the Company, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare the Option immediately exercisable even if the original date for the exercise of the Option, as set forth in the first paragraph of this Paragraph 4, has not yet passed.

     5. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice, which notice shall be effective on the date received by the Company (the "Effective Date"). The notice shall state Grantee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see Paragraph 6 hereof), the exact name or names in which the shares will be registered and Grantee's Social Security number. Such notice shall be signed by Grantee and shall be accompanied by payment of the purchase price of such shares. In the event the Option shall be exercised by a person or persons other than Grantee pursuant to Paragraph 8 hereof, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option as provided herein shall be fully paid and nonassessable upon delivery.

     6. Method of Payment for Options. Payment for shares purchased upon exercise of the Option shall be by check in the amount of the full purchase price (the number of shares being purchased multiplied by the price per share). In lieu of payment as above provided, Grantee may choose to pay all or any part of the purchase price by surrendering to the Company shares of Stock of the Company then owned by Grantee. Should Grantee elect to pay all or a part of the purchase price by delivery of Stock, the Stock so delivered shall be valued, for purposes of this Agreement, at the Fair Market Value of such shares on the exercise date as determined pursuant to the Plan.

     In addition, Grantee may pay the Option exercise price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option's purchase price. If Grantee elects to exercise all or any part of his or her Option by directing the Company to withhold shares subject to the exercised Option, Grantee must notify the Company in writing of his or her intent to do so. In such case, the number of shares of Stock received by Grantee shall be determined pursuant to the following formula:

                   Number of Shares       Fair Market Value  - Purchase
      Number    =  as to which the        on Exercise Date       Price
     of Shares     Option is to be   x   --------------------------------
                      Exercised                Fair Market Value on
                                                   Exercise Date

     If Grantee elects to pay for all or part of the shares purchased upon the exercise of the Option in Stock, a share certificate or certificates, together with a duly executed stock power authorizing the transfer of such shares to the Company, shall be delivered to the Company with the notice of exercise. Should the number of such shares delivered for credit against the purchase price have a Fair Market Value less than the full purchase price, Grantee shall pay the difference between the Fair Market Value of the Stock to be conveyed to the Company and the full purchase price by check. Should the share certificate delivered be for a number of shares in excess of that number to be conveyed to the Company for credit against the full purchase price, the Company will issue to Grantee a new share certificate representing the number of shares in excess of the nearest whole number of shares having a Fair Market Value not in excess of the amount required to pay the full purchase price. No fractional shares shall be accepted in payment or be reissued by the Company under this provision.

     7. Termination of Grantee. In the event that the services of Grantee shall be terminated on account of a Normal Termination (as such term is defined in the Plan), then Grantee may at any time within the three (3) month period beginning on his Normal Termination Date exercise the Option to the extent that Grantee was entitled to exercise the Option at the date of termination, provided that in no event shall the Option, or any part thereof, be exercisable after the Expiration Date.

     If Grantee terminates under circumstances which do not constitute a Normal Termination, the Option shall lapse and terminate on the effective date of the Grantee's Termination (as such term is defined in the Plan).

     8. Death of Grantee. In the event of the death of Grantee within a period during which the Option, or any part thereof, could have been exercised by Grantee, including three (3) months after Normal Termination (the "Option Period"), the Option shall lapse unless it is exercised within the Option Period, but in no event later than fifteen (15) months after the date of Grantee's death, by Grantee's legal representative or representatives or by the person or persons entitled to do so under Grantee's last will and testament or if Grantee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the death of Grantee only if the Option was exercisable by Grantee immediately prior to his death. In no event shall the Option, or any part thereof, be exercisable after the Expiration Date. The Company shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this Paragraph 8 to exercise the Option.

     9. Nontransferability. The Option granted by this Agreement shall be exercisable only during the term of the Option provided in Paragraph 3 hereof and, except as provided in Paragraphs 7 and 8 above, only by Grantee during his lifetime and while an employee. No Option granted by this Agreement shall be transferable by Grantee other than by will or pursuant to applicable laws of descent and distribution. The Option, and any rights and privileges in connection therewith, shall not be transferred, assigned, pledged or hypothecated by Grantee, or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of a violation of the foregoing, this Agreement shall automatically be terminated and shall thereafter be null and void.

     10. Adjustments in Number of Shares and Option Price. In the event a stock dividend is declared upon the Stock, the remaining shares of Stock then subject to this Option shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another corporation, whether through reorganization, recapitalization, stock split, combination of shares, merger or consolidation, there shall be substituted for each such remaining share of Stock then subject to this Option the number and class of shares of stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to the Option.

     Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Stock subject to the Option would have been entitled; but a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

               (a) Cause the Option outstanding hereunder to terminate as of the date specified by the Committee, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of the Option then outstanding hereunder; or

               (b) Give Grantee the right to exercise this Option prior to the occurrence of the event otherwise terminating the Option over such period as the Committee, in its sole and absolute discretion, shall determine.

     11. Delivery of Shares. No shares of Stock shall be delivered upon exercise of the Option until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Committee, Grantee has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in Paragraph 12 hereof.

     12. Securities Act. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Option to be registered under the appropriate rules and regulations of the Securities and Exchange Commission.

     The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Company may require that Grantee, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that Grantee is acquiring the shares for investment and not with a view to the sale or distribution thereof; (ii) that Grantee will not sell any shares received upon exercise of the Option or any other shares of the Company that Grantee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee in its sole discretion.

     If shares of Stock or other securities issuable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933 or other applicable federal or state securities laws or regulations, the certificates representing such shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

               The shares represented by this certificate have not been registered or qualified under federal or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the availability of any exemption or the inapplicability of such securities laws must be established by an opinion of counsel, which opinion and counsel shall both be reasonably satisfactory to the Company.

     13. Federal and State Taxes. Upon exercise of the Option, or any part thereof, Grantee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, Grantee shall either pay to the Company by check an amount equal to the taxes required to be paid on such transaction or Grantee shall authorize the Company to withhold from moneys owing by the Company to Grantee an amount equal to the amount of federal, state or local taxes required to be withheld with respect to the shares to be issued upon exercise of the Option.

     In addition, with respect to any federal, state or local taxes that the Company may require to be withheld with respect to all or any part of an exercised Option, Grantee may (i) direct the Company to withhold from the shares of Stock to be issued to Grantee the number of shares necessary to satisfy the Company's obligation, if any, to withhold federal, state or local taxes, such determination to be based on the shares' Fair Market Value (as determined under the Plan) as of the date the Option is exercised, or (ii) deliver to the Company that number of shares of Stock having a Fair Market Value (as determined under the Plan) on the business day immediately preceding the date of delivery sufficient satisfy the Company's withholding obligations, if any.

     Authorization of Grantee to the Company to withhold taxes pursuant to this Paragraph 13 shall be in form and content acceptable to the Company. Payment or authorization to withhold taxes by Grantee shall be completed prior to the delivery of any shares pursuant to this Option Agreement. An authorization to withhold taxes pursuant to this provision shall be irrevocable unless and until the tax liability of Grantee has been fully paid.

     14. Definitions: Copy of Plan. To the extent not specifically provided herein, all capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, Grantee acknowledges receipt of a copy of the Plan.

     15. Administration. This Agreement shall at all times be subject to the terms and conditions of the Plan and shall in all respects be administered by the Committee in accordance with the terms of and as provided in the Plan. The Committee shall have the sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and to this Agreement shall be final and binding upon Grantee and the Company. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

     16. Continuation of Employment. This Agreement shall not be construed to confer upon Grantee any right to continue in the employment or other relationship with the Company (or any Subsidiary) and shall not limit the right of the Company (or Subsidiary), in its sole discretion, to terminate such relationship of Grantee at any time.

     17. Obligation to Exercise. Grantee shall have no obligation to exercise any option granted by this Agreement.

     18. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Arizona.

     19. Amendment and Termination. Except as otherwise provided in this Agreement and the Plan, this Agreement may be amended or terminated only by a written agreement executed by the Company and Grantee. The Company may amend or terminate this Agreement without the written consent of Grantee to the extent necessary to comply with applicable securities laws.

     20. Restriction on Shares. To the extent permitted by applicable securities laws, the Company reserves to itself or its assignees in any grant
(a) a right of first refusal to purchase any shares of Stock which a Grantee may propose to transfer to a third party and (b) a right to repurchase any and all shares of Stock held by a Grantee upon the Grantee's Termination for any reason, including death or disability, at the then Fair Market Value. Any shares of Stock granted hereunder shall bear a legend referencing the transfer restrictions herein.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and Grantee has hereunto set his (her) hand as of the day and year first above written.

                                                PROVIDENCE SERVICE CORPORATION


                                                By:
                                                    ---------------------------
                                                Its:
                                                    ---------------------------

                                                Grantee